Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-Q of VPR Brands, LP (the “Registrant”) for the quarter ending September 30, 2015, I, Kevin Frija, Chief Executive Officer and Chief Financial Officer hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1. Such Quarterly Report on Form 10-Q for the quarter ending September 30, 2015, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in such Quarterly Report on Form 10-Q for the quarter ending September 30, 2015, fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: November 11, 2015

/s/ Kevin Frija

Kevin Frija

Chief Executive Officer and Chief Financial Officer

(Principal Executive Officer)

(Principal Financial and Accounting Officer